UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 26, 2006
WESTERN REFINING, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32721 (Commission File Number)	20-3472415 (IRS Employer Identification Number)
6500 Trowbridge Drive
El Paso, Texas 79905
(Address of principal executive
offices)
(915) 775-3300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Other Exhibits
SIGNATURES
EXHIBIT INDEX
Agreement and Plan of Merger
Consulting and Non-Competition Agreement

Item 1.01. Entry into a Material Definitive Agreement
     Merger Agreement
     On August 26, 2006, Western Refining, Inc. (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Giant Industries, Inc., a Delaware corporation (“Giant”) and New Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”). Under the terms of the Merger Agreement, the Company agreed to acquire Giant in an all cash merger (the “Merger”) for $83.00 per share or approximately $1.2 billion. Upon completion of the Merger, Giant will become a wholly owned subsidiary of the Company.
     Pursuant to the Merger Agreement, each issued and outstanding share of Giant’s common stock, other than shares owned by any stockholders who are entitled to and who properly exercise dissenters’ rights under the Delaware General Corporation Law, will be cancelled and converted automatically into the right to receive $83.00 in cash, without interest. Holders of options exercisable for Giant common stock will also receive $83.00 per share for each share subject to such options less the applicable exercise price.
     The parties’ respective obligations to complete the merger transaction are conditioned upon, among other things, Giant obtaining the approval of its stockholders and the parties receiving required regulatory approvals. It is also a condition to the Company’s obligation to complete the merger transaction that, if the Company so requests, Giant will conduct a tender offer for its 11% Senior Subordinated Notes due 2012 and/or its 8% Senior Subordinated Notes due 2014, and that at least a majority of the aggregate principal amount of any such notes are tendered. The Merger Agreement contains certain termination rights for both the Company and Giant, and further provides that, upon termination of the Merger Agreement under specified circumstances, Giant may be required to pay the Company a termination fee of $37.5 million and to reimburse the Company for its out-of-pocket expenses in connection with the Merger in an aggregate amount of up to $1 million.
     The Merger is expected to be completed in the fourth quarter in 2006, subject to regulatory approvals, the approval of Giant’s stockholders, as well as other customary closing conditions. The Company has filed a copy of the Merger Agreement as Exhibit 2.1 to this current report on Form 8-K. You are encouraged to read the Merger Agreement for a more complete understanding of the transaction. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.
     Consulting Agreement
     In connection with the Merger Agreement, the Company has entered into a Consulting and Non-Competition Agreement with Fred L. Hollinger, the Chairman of the Board and Chief Executive Officer of Giant, which will be effective at the effective time of the Merger. Pursuant to this agreement, Mr. Hollinger will be employed as a consultant to the Company for a period of five years and is prohibited from engaging in certain competitive activities during the term of the agreement and for two years following the termination of the agreement. During the term of the agreement, Mr. Hollinger will receive a salary of $730,000 and a travel allowance of $500,000 for each twelve-month period, gross-up payments to cover applicable excise taxes and administrative support services. The Consulting and Non-Competition Agreement is included herein as Exhibit 99.1 and is incorporated herein by reference.
     Additional Information and Where to Find It
     This current report on Form 8-K may be deemed to be soliciting material relating to the proposed merger transaction between Western and Giant. In connection with the proposed merger, Giant plans to file a proxy statement with the SEC. Investors and security holders of Giant are advised to read the proxy statement and any other relevant documents filed with the SEC when they become available because those documents will contain important information about the proposed merger. The final proxy statement will be mailed to stockholders of Giant. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by Giant with the SEC, at the SEC’s web site at http://www.sec.gov. Copies of the proxy statement, when it becomes available, and Giant’s other filings with the SEC may also be obtained free of charge from Giant Industries, Inc., 23733 North Scottsdale Road, Scottsdale, Arizona 85255, Attention: Investor Relations.
     The Company, Giant and their respective directors, executive officers and other members of their management and employees may be deemed to be soliciting proxies from Giant’s stockholders in favor of the proposed merger. Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on April 25, 2006. Information regarding Giant’s directors and executive officers is available in Giant’s proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on March 1, 2006. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.
     Forward-Looking Information
     A number of the matters discussed in this current report on Form 8-K that are not historical or current facts deal with potential future circumstances and developments, in particular, whether and when the transactions contemplated by the Merger Agreement will be consummated. The discussion of such matters is qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may materially differ from actual future experience involving any one or more of such matters. Such risks and uncertainties include: the result of the review of the proposed transactions by various regulatory agencies, and any conditions imposed on the companies in connection with consummation of the transactions described in this report; approval of the Merger by the stockholders of Giant; satisfaction of various other conditions to the closing of the transactions described in this report; and the risks that are described from time to time in the Company’s and Giant’s respective reports filed with the SEC, including each company’s annual report on Form 10–K for the year ended December 31, 2005. This current report on Form 8-K speaks only as of its date, and the Company disclaims any duty to update the information.

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Item 9.01 Financial Statements and Other Exhibits
(c)	Exhibits

Exhibit
No.	Description

2.1*	Agreement and Plan of Merger, dated August 26, 2006, by and among Western Refining, Inc., New Acquisition Corporation and Giant Industries, Inc.

99.1*	Consulting and Non-Competition Agreement, dated August 26, 2006, by and between Western Refining, Inc. and Fred L. Hollinger.

*	Filed herewith
SIGNATURES
   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING, INC.

	By: Name:	/s/ Scott D. Weaver Scott D. Weaver
	Title:	Chief Administrative Officer
Dated: August 28, 2006

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EXHIBIT INDEX

Exhibit
No.	Description

2.1*	Agreement and Plan of Merger, dated August 26, 2006, by and among Western Refining, Inc., New Acquisition Corporation and Giant Industries, Inc.

99.1*	Consulting and Non-Competition Agreement, dated August 26, 2006, by and between Western Refining, Inc. and Fred L. Hollinger.

*	Filed herewith

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